SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2006

MS Structured Asset Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-101155	13-4026700

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway, Second Floor
New York, New York		10036
Attention: Madhu Philips

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-761-2520

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Section 9	Financial Statements and Exhibits

	Item 9.01	Financial Statements and Exhibits

	Exhibit 4.1	Trust Agreement

	Exhibit 5.1	Validity Opinion of Cleary Gottlieb Steen & Hamilton LLP

	Exhibit 23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 6, 2006
MS STRUCTURED ASSET CORP.
(Registrant)

By:	/s/ Madhu Philips
Name:	Madhu Philips
Title:	Vice President

EXHIBIT INDEX

Exhibit	4.1	Trust Agreement

Exhibit	5.1	Validity Opinion of Cleary Gottlieb Steen & Hamilton LLP

Exhibit	23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)